SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds - Growth Portfolio -- Class A
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/8/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,189.50 $            $1,687.57

T   =  Average Annual
       Total Return                  18.95%       %     15.46%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $988,352

Expenses                         $526,086

Reimbursement                    $0

Average shares                     35,848,007

NAV                              $13.64

Sales Charge                        5.75%

POP                              $14.47

Yield at POP                         1.07%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Asset Allocation Funds: Growth Portfolio -- Class B
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/16/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,203.33   $         $1,716.14

T   =  Average Annual
       Total Return             20.33%          %        15.99%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $712,022

Expenses                         $607,910

Reimbursement                    $0

Average shares                     26,216,423

NAV                              $13.47

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         0.35%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Growth Portfolio-- Class C
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 9/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,243.13 $            $1,735.67

T   =  Average Annual
       Total Return             24.31%         %         16.36%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $135,260

Expenses                         $111,799

Reimbursement                    $0

Average shares                     5,017,597

NAV                              $13.38

Sales Charge                        %

POP                              $

Yield at NAV                         0.42%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Growth Portfolio -- Class M
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,212.43 $            $1,695.44

T   =  Average Annual
       Total Return             21.24%         %        15.61%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $67,825

Expenses                         $49,009

Reimbursement                    $0

Average shares                     2,494,368

NAV                              $13.49

Sales Charge                        3.50%

POP                              $13.98

Yield at POP                         0.65%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Growth Portfolio -- Class Y
Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 7/14/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,265.35   $         $1,809.20

T   =  Average Annual
       Total Return             26.54%            %     17.69%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $467,281

Expenses                         $204,729

Reimbursement                    $0

Average shares                     17,044,589

NAV                              $13.72

Yield at NAV                         1.35%